FEBRUARY 26, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

THE HARTFORD MIDCAP VALUE FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS DATED MARCH 1, 2017

DOMESTIC EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2017, AS SUPPLEMENTED NOVEMBER 1, 2017

(THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.)

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

James N. Mordy has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, the sub-adviser to The Hartford MidCap Value Fund (the “Fund”), as of December 31, 2018.  Accordingly, Mr. Mordy will no longer serve as a portfolio manager to the Fund as of December 31, 2018.  Gregory J. Garabedian will continue to serve as the Fund’s portfolio manager.  Mr. Mordy’s portfolio manager responsibilities are expected to transition to Mr. Garabedian during the period prior to his withdrawal.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7362	February 2018